Exhibit 99.2

                  Certification of Principal Executive Officer


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-KSB (the "form") for the year ended March 31, 2003 of Emerging Delta Corporation (the "Issuer").

I, Allen F. Campbell, the Chief Executive Officer of Issuer certify that to the best of my knowledge:

         (i)      the  Form  10-KSB  fully  complies  with the  requirements  of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Dated:  June 25, 2003

         By: /S/ ALLEN F. CAMPBELL
            ----------------------
            Chief Executive Officer
            (Principal Executive Officer)


Subscribed and sworn to before me this 25Th day of June 2003.


 /S/ IRENE MARTINEZ
---------------------
Name:  Irene Martinez
Title: Notary Public

                  Certification of Principal Accounting Officer


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-KSB (the "form") for the year ended March 31, 2003 of Emerging Delta Corporation (the "Issuer").

I, Jerry W. Jarrell, the Chief Financial Officer of Issuer certify that to the best of my knowledge:

         (iii)    the  Form  10-QSB  fully  complies  with the  requirements  of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (iv) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Dated:  June 25, 2003

         By: /S/ JERRY W. JARRELL
            ---------------------
            Chief Financial Officer
            Principal Accounting Officer)


Subscribed and sworn to before me this 25Th day of June 2003.


 /S/ IRENE MARTINEZ
---------------------
Name:  Irene Martinez
Title: Notary Public